UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 24, 2012

ROCK ENERGY RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-23022	11-2740461
(Commission File Number)	(IRS Employer Identification No.)

10350 Richmond Avenue, Suite 800, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

(832) 301-5968

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 7.01 Regulation FD Disclosure

On October 24, 2012, Registrant issued the press release attached as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and exhibits

(d) Exhibits

99.1 Press Release dated October 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK ENERGY RESOURCES, INC.

By:	/s/ Rocky V. Emery
Rocky V. Emery Chief Executive Officer

Date: October 24, 2012